UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

    CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934


                               September 29, 2005
                               ------------------
                Date of Report (Date of earliest event reported)



                          SVC FINANCIAL SERVICES, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


        Colorado, U.S.A.                                          84-1343219
-------------------------------                              -------------------
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)


        235 Montgomery Street, Suite 956, San Francisco, California 94104
       ------------------------------------------------------------------
                    (Address of principal executive offices)


                                 (866) 370-9600
                                 --------------
                (Issuer's telephone number, including area code)


                                       N/A
                                       ---
              (Former name, former address and former fiscal year,
                          if changed since last report)


================================================================================

Item 1.01 Entry into a Material Definitive Agreement.

On September 29, 2005 (the "Closing Date"), SVC Financial Services, Inc. (the "Company") entered into a subscription agreement with two accredited investors (the "Purchasers") for the sale and issuance of 10% secured promissory notes in the principal amount of $750,000 due in September 2007 (the "Notes"). The Notes may be converted at any time by the holder into shares of the Company's common stock, no par value (the "Common Stock"), at a conversion price (the "Conversion Price") equal to the lesser of (i) $0.15, or (ii) 75% of the average of the volume weighted average prices of the Common Stock for the three trading days preceding the date of conversion. The Company also issued to the Purchasers (i) five-year warrants to purchase a number of shares equal to the number of shares which would be issued on the Closing Date assuming the complete conversion of the Notes issued on the Closing Date at the Conversion Price then in effect, and
(ii) warrants identical to the warrants under (i) except that they are exercisable for a period of one year from the effective date of the registration statement which the Company has agreed to file to register for resale the shares issuable upon conversion of the notes and exercise of the warrants. All warrants are exercisable at a price per share equal to 150% of the average of the volume weighted average of the Common Stock for the five trading days preceding the Closing Date. The investors also agreed to purchase an additional $750,000 in promissory notes on the fifth business day following the effective date of the registration statement upon the completion by the Company of the sale of 20,000 money cards and other conditions.

Joseph Stevens & Co., a New York based broker-dealer, acted as the placement agent in the transaction. It received $20,000 in cash and five-year warrants to purchase 2,000,000 shares of common stock for its services. The exercise of these warrants is the same as the exercise price for the warrants issued to the Purchasers.

Item 3.02 Unregistered Sales of Equity Securities.

See item 1.01 for a description of Notes and Warrants to two accredited investors. The issuances were exempt from registration by Regulation D under the Securities Act of 1933, as amended.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 3, 2005, Registrant filed an amendment to its articles of incorporation to increase the number of shares of Common Stock it is authorized to issue from 50,000,000 to 150,000,000.

Item 9.01.  Financial Statement and Exhibits
            --------------------------------

      (a)   Financial statements of business acquired.

            Not applicable.

      (b)   Pro forma financial information.

            Not applicable.

      (c)   Exhibits.

      Exhibit
      Number                               Description
      -------   ----------------------------------------------------------------
       3.1      Amendment to Articles of Incorporation*
       4.1      Form of Note
       4.2      Form of Warrant
       10.1     Subscription Agreement
       10.2     Escrow Agreement
       10.3     Form of Security Agreement
       10.4     Form of Collateral Agent Agreement
       99.1     Press Release

---------
* To be filed by amendment

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 3, 2005

SVC FINANCIAL SERVICES, INC.

/s/ Chuck Nuzum
-----------------------------------------------------
Chuck Nuzum,
Executive Vice President and Chief Financial Officer